UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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BLUCORA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 31, 2021, Blucora, Inc. (the “Company”) issued an investor presentation (the “Investor Presentation”) in connection with the Company’s 2021 annual meeting of stockholders. On April 1, 2021, the Company updated certain slides of the Investor Presentation (the “Updated Slides”). A copy of the Updated Slides can be found below.

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to the anticipated effects of the strategic plan of Blucora, Inc. (“Blucora” or the “Company”), expectations relating to the 2021 tax season, future marketing spend, expected cross-over opportunities between the Company’s two businesses and expectations with respect to any near-term sale of the Company’s Tax Preparation business. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to, the current COVID-19 pandemic; our ability to effectively implement our future business plans and growth strategy; our ability to effectively compete within our industry; our ability to attract and retain customers; the availability of financing and our ability to meet our current and future debt service obligations and comply with our debt covenants; our ability to generate strong investment performance for our customers and the impact of the financial markets on our customers’ portfolios; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation industries; our ability to attract and retain productive financial professionals; our ability to successfully make technology enhancements and introduce new and improve on existing products and services; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; our ability to comply with laws and regulations, including, among others, those related to privacy protection and consumer data; our ability to successfully transition our wealth management business to a new clearing platform and our expectations concerning the benefits that may be derived therefrom; cybersecurity risks; our ability to maintain our relationships with third party partners; the seasonality of our business; litigation risks; our ability to attract and retain qualified employees; our assessments and estimates that determine our effective tax rate; the impact of new or changing tax legislation; our ability to develop, establish and maintain strong brands; our ability to protect our intellectual property; and our ability to effectively integrate companies or assets that we acquire. A more detailed description of these and certain other factors that could affect actual results is included in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2021. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events, new information or circumstances occurring after the date of this presentation.Third-Party Information The Company has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. The Company shall not be responsible or have any liability for any misinformation contained in any third-party report, SEC or other regulatory filing. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and the Company's use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names.Non-GAAP Financial Information This presentation contains non-GAAP financial measures relating to our performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP.Important Additional Information and Where to Find It The Company has filed a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies for the Company’s 2021 annual meeting of stockholders. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO, AND ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the Company’s definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge by selecting “SEC Filings” under “Financial Information” in the “Investors” tab of the Company’s website at www.blucora.com.

Blucora Has Significant Cross-Over Opportunities

Our expertise in tax, software and wealth management creates opportunities to help all our core clients

Needs and Opportunities in our Client Base	Blucora Solution and Benefits
The majority of our Wealth Management financial professionals offer multiple services lines (tax prep and wealth management) and need easy to use tools to minimize time invested to execute their business	▪ Leverage **product/software development leadership and expertise from TaxAct** to deliver compelling **technology-enabled tools for Avantax** financial professionals ▪ Proprietary tools like Capital Gains Analyzer and Tax Loss Harvester enable consistent delivery of **holistic, tax-focused approach to overall financial wellness**
Wealth Management financial professionals need support acquiring new customers	▪ TaxAct has millions of customers, a portion of whom can be compelling **client referrals to Avantax** financial professionals ▪ TaxAct has sophisticated marketing capabilities that can be deployed to drive potential **new client referrals to Avantax** financial professionals
There are ~21,000 TaxAct professionals who can build stronger relationships with their clients and generate incremental revenue by extending their services into wealth management	▪ By **converting to Avantax Financial Professionals**, TaxAct professionals have an opportunity to gain a **material, year-round revenue stream** ▪ Increases **potential for customer retention** if TaxAct professionals can provide tax focused wealth management services for their clients

“ *We think there is a strong opportunity to create synergies between TaxAct and Avantax…*
Ability to tie accounting, wealth management, income tax filing together is the Holy Grail."[1] — J.P.Morgan

[1] JP Morgan research April 1, 2021

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BLUCORA